                                POWER OF ATTORNEY

                  That each of the undersigned officers and trustees of BlackRock New York Municipal Income Trust II, a business trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Ralph L. Schlosstein, Laurence D. Fink and Anne F. Ackerley, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust's common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust's preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 26th day of June, 2002.



                                  -------------------------------------
                                     Dr. Andrew F. Brimmer
                                     Trustee


                                      /s/  Richard E. Cavanagh
                                  -------------------------------------
                                      Richard E. Cavanagh
                                      Trustee



                                  -------------------------------------
                                     Kent Dixon
                                     Trustee




                                  -------------------------------------
                                     Frank J. Fabozzi
                                     Trustee



                                  -------------------------------------
                                     James Clayburn La Force, Jr.
                                     Trustee



                                  -------------------------------------
                                     Walter F. Mondale
                                     Trustee



                                  -------------------------------------
                                     Ralph L. Schlosstein
                                     Trustee and President

                                  -------------------------------------
                                     Laurence D. Fink
                                     Trustee



                                  -------------------------------------
                                     Henry Gabbay
                                     Treasurer

                                POWER OF ATTORNEY

         That each of the undersigned officers and trustees of BlackRock New York Municipal Income Trust II, a business trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Ralph L. Schlosstein, Laurence D. Fink and Anne F. Ackerley, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust's common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust's preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 26th day of June, 2002.


                                       /s/ Dr. Andrew F. Brimmer
                                       Dr. Andrew F. Brimmer
                                       Trustee



                                       Richard E. Cavanagh
                                       Trustee


                                       /s/ Kent Dixon
                                       Kent Dixon
                                       Trustee


                                       /s/ Frank J. Fabozzi
                                       Frank J. Fabozzi
                                       Trustee


                                       /s/ James Clayburn La Force, Jr.
                                       James Clayburn La Force, Jr.
                                       Trustee


                                       /s/ Walter F. Mondale
                                       Walter F. Mondale
                                       Trustee


                                       /s/ Ralph L. Schlosstein
                                       Ralph L. Schlosstein
                                       Trustee and President

                                       /s/ Laurence D. Fink
                                       Laurence D. Fink
                                       Trustee


                                       /s/ Henry Gabbay
                                       Henry Gabbay
                                       Treasurer


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